Exhibit 10.37

                             GENERAL FRAME AGREEMENT
                                 FOR COOPERATION













BEIJING TENGTU UNITED ELECTRONICS DEVELOPMENT COPORATION.


                      HEWLETT-PACKARD (CHINA) COMPANY LTD.


                                  NOVEMBER 2003

The agreement is composed of "General Frame Agreement for Cooperation" , "Appendix 1: Solution List", "Appendix 2: Name List of Team Members From both Parties", "Appendix 3: Marketing Plan" and "Appendix 4: Customer's List". All the documents equally have legal effect. But if there is a conflict between them, the "General Frame Agreement for Cooperation" will take precedence.

Both parties have acknowledged that this agreement is formulated out of their own wishes, and is not a basis to guarantee the economic benefits of both parties. Both parties have confirmed that they have already read, understood and agreed the terms and conditions in the agreement.

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  BEIJING TENGTU UNITED ELECTRONICS DEVELOPMENT CORP.         HEWLETT-PACKARD (CHINA) COMPANY LTD.
                         LTD.
------------------------------------------------------- --------------------------------------------------
------------------------------------------------------- --------------------------------------------------
Post code: 100036                                       Post code:     100022
Address:  Building 8, 44 Fucheng Road, Haidian          Address: China HP Building, 112 Jianguo Road,
District, Beijing                                       Chaoyang District, Beijing

Contact Person: Lu Yunfei                               Contact Person: Wang Xiaolin
Tel: +86 10 88114060                                    Tel:     +86 10-6564-5276
Fax: +86 10 88114583                                    Fax:     +86 10-6566-8326
E-mail: LUYUNFEI@TENGTU.COM.CN                          E-mail: XIAOLIN.WANG@HP.COM
        ----------------------                                  -------------------

------------------------------------------------------- --------------------------------------------------
------------------------------------------------------- --------------------------------------------------
Name(in print): Lin Xiaofeng                            Name( in print): Yu Zhenzhong
------------------------------------------------------- --------------------------------------------------
------------------------------------------------------- --------------------------------------------------
Tittle(in print): Vice Board Chairman,  Beijing Tengtu  Tittle(in      print):       Vice      President,
United Electronics Development Cor. Ltd                 Hewlett-Packard (China) Company Ltd.
------------------------------------------------------- --------------------------------------------------
------------------------------------------------------- --------------------------------------------------

Signed by:                                           Signed by:

------------------------------------------------------- --------------------------------------------------
------------------------------------------------------- --------------------------------------------------

Company seal:                                           Company seal:

------------------------------------------------------- --------------------------------------------------
------------------------------------------------------- --------------------------------------------------
Date: Nov.  2003                                        Date: Nov.  2003
------------------------------------------------------- --------------------------------------------------

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                                TABLE OF CONTENTS

1. AIM OF COOPERATION AND NATURE OF THE AGREEMENT

2. TERM OF THE AGREEMENT

3. DETAILED RULES FOR THE COOPERATION
   3.1 Area of the cooperation
   3.2. Target of the cooperation
   3.3. Mode of the cooperation

4. RESPONSIBILITIES AND OBLIGATIONS OF BOTH PARTIES
  A. Responsibilities and obligations for Party A
  B. Responsibilities and obligations for Party B
  C. To jointly establish a demonstration center for the solution
  D. Integration of the educational market channels
  D. Market promotion activities
  E. Routine inspection mechanism

5. EFFECTIVENESS OF THE AGREEMENT AND DEFAULT

6. CONFIDENTIALITY

7. MISCELLANEOUS
  7.1 Use of Advertisement and Company Name
  7.2 Non-enlistment
  7.3 Force Majeure
  7.4 Notices
  7.5 Legal Jurisdiction
  7.6 Non specified Matters

Appendix II Name List of Team Members of Party A and Party B
Appendix III Marketing Plan
Appendix IV List of Target Projects:
   1. Educational & Technological Equipment Division, Changchun City, Jilin The sky-net solution shall be adopted, which shall provide services to 300 rural secondary and primary schools in Changchun City with satellite resources receiving and application system, and shall be completed by 2003. Person in charge of Tengtu: Lu yunfei HP sales: Liang Hong
   2. Shanxi Baoji School-to-School Link Project Ground Net Broadband Service Provider Program
     Ground-net solution shall be adopted, which involves more than dozens of education bureaus at county level in Baoji city, each county has 2 sets of resources servers and website servers. This solution has already been implemented one after another.

     Person in charge of Tengtu: Wu Aijun
     HP sales: Wang Yuxin

   3. Sichuan Urban Area Network Resources Center Project Ground-net solution shall be adopted, which shall be commenced by the end by this year and implemented at beginning of next year, and involves more than twenty cities of Sichuan province.

   4. Guangxi Chairman Project, Phase II of Compulsory Education
     Project PC project

Hewlett-Packard(China) Company Ltd. (hereinafter refereed to as Party A) and Beijing Tengtu United Electronics Development Corp. Ltd. (hereinafter referred to as Party B), adhering to the principle of "mutual confidence, sincere cooperation and joint development", have decided to have cooperation in developing primary and middle school's educational resources product market in the Chinese Mainland after friendly consultation, and have reached the following agreement with regard to the aim of cooperation, each party's rights and obligation, etc.

1. AIM OF COOPERATION AND NATURE OF THE AGREEMENT
   1.1 Both parities have a common target and cooperation intention. The final aim of the cooperation is to give full play to each party's brand advantage, geological advantage and technical advantage and pool excellent talent resources to develop "primary and middle school's educational resources" market in an all-round way in the Chinese Mainland by means of the optimized team combination, excellent cooperation scheme and the best technological products. Through development of the market, Party A's advantage in computer and its related hardware products and services will be brought into full play, while Party B's advantage in customers, application solutions and system integration will be brought into full play. With the advantages of both parties, a solid foundation will be laid for all-round construction of IT-based education.
   1.2 Both parties unanimously agree that the agreement is a guiding document for both parties to expand their products and services share in the primary and middle school's educational resources market. The basis of the agreement is to jointly promote Party A's server, storage, software and services and Party B's educational resources application, management platform and educational resources.
   1.3 The agreement is not exclusive. The basis for the cooperation is "first application first cooperation". That is to say, when Party B is the first to apply to Party A for cooperation, Party A will give priority to Party B, and reach a cooperation intention first with Party B.
   1.4 Party A's products involved in the agreement especially mean PC servers, storage equipment and software products made by Hewlett-Packard Company and the related services. In other words, they are HP ProLiant and TC series servers, and associated storage products, software products and the related service products.

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2. TERM OF THE AGREEMENT
  Term of the agreement: one year (from November 2003 to October 2004)

3 DETAILED RULES FOR THE COOPERATION

   3.1 AREA OF THE COOPERATION
      The cooperation region, industry market and mainly promoted solutions agreed by both parties are as follows:
       Name of the region: Throughout China
       Name of the industry Market: Primary and middle school's educational resources market
       Solutions: Skynet, ground net, campus web classroom (refer to Appendix 1)


    3.2. TARGET OF THE COOPERATION
       SHORT TERM: Within one year after signing the agreement, the professional marketing teams from both parties will complete sales contract signature and implementation of application software and hardware at least in two provinces. Both parties predict that one year after the agreement signature, Party B's total sales amount for the cooperation products under this agreement will not be less than RMB 10 million Yuan, and Party A's sales for its products and services will account for not less than 40% of the total amount, that is, RMB 4 million Yuan.
       LONG TERM: Within three years after the agreement becomes effective, the market share (determined by the sales amount) of the solutions based on the HP product platform and Party B's "educational resources application, management platform and educational resources" in the cooperation sphere under this agreement (compared with the same type of products from other competitors) will not be less than 70%.

   3.3. MODE OF THE COOPERATION
       Both parties have jointly determined that for the mainly promoted solutions aimed at the cooperation region and the industry market (refer to Appendix 1), Party B or the partners from the common channels of both parties will sign sales and/or implementation contracts about the cooperation products under this agreement with customers, and Party A does not have any contracting relationship with the customers. As for the products under Section 1.4 thereof sold by Party B, Party B shall directly or indirectly purchase them from the authorized agents of Hewlett-Packard (China) Co., Ltd. in China. In accordance with the commitments made by Hewlett-Packard (China) Co., Ltd. to Party B or customers with regard to the HP products, Party A shall provide after sales quality guarantee and maintenance in the Chinese Mainland.
       For the long term cooperation interests and helping Party B become the sales experts for Party A's products, Party B promises to obtain Party A's training certification at least for two sales persons and two technical personnel within three months after the agreement becomes effective, and Party A promises to give Party B favorable conditions for the training.

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4. RESPONSIBILITIES AND OBLIGATIONS OF BOTH PARTIES
      In order to push the total solution specified in the agreement to the market in the faster and better way, both parties commit themselves on following responsibilities and obligations:

     A. RESPONSIBILITIES AND OBLIGATIONS FOR PARTY A
     1) Party A shall provide sales training and appropriate pre-sales technical support for the products listed in Section 1.4 thereof to Party B once every half year.
     2) Party A shall provide an application software migration and testing environment in Party A's locality for Party B's solution. If Party B asks Party A to provide the above-mentioned environment in Party B's locality, Party A promises to provide the demonstrator to Party B at cost price. As for the detailed agreement with regard to the provision of the demonstrator, both parties will discuss it separately if necessary.
     3) Party A shall recommend Party B's corresponding products to customers in the first place in the region and industry set forth in the agreement.
     4) Party A shall provide one person-time training program to Party B in the Hewlett-Packard Business College or in the Hewlett-Packard IT Management College at a favourable price. (Travel and accommodation fees arising from the training in a foreign land shall be borne by Party B)
     5) For the name list of Party A's team members, refer to Appendix 2.

     B. RESPONSIBILITIES AND OBLIGATIONS FOR PARTY B
     1) Party B shall provide technical consultation and training on "Party B's educational resources application, management platform and educational resources" to Party A once every half year.
     2) Party B shall recommend Party A's products and services to customers in the first place in the region and industry set forth in the agreement.

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     3) Party B shall provide the end users with the total solutions composed of
        Party A's products and Party B's application software in the region and industry specified in the contract.
     4) As agreed, Party B shall have discussions with Party A on Party B's overall marketing plan that is related to the agreement. As for the marketing plan, refer to Appendix 3.
     5) For the name list of Party B's team members, refer to Appendix 2.

     C. TO JOINTLY ESTABLISH A DEMONSTRATION CENTER FOR THE SOLUTION
       In order to promote the jointly developed application solutions to the target customers in an even better way, both parties, after consultation, agree to jointly establish a solution demonstration center in Party B's locality. Party A will provide related servers, storage and other equipment free of charge; Party B will provide other related hardware and software, etc. The solution demonstration center will be crowned with the names of both parties. As for the detailed agreement with regard to the solution demonstration center, both parties will discuss it separately.

     D. INTEGRATION OF THE EDUCATIONAL MARKET CHANNELS
       In order to have more effective cooperation, both parties, after consultation, agree to share the educational market channel resources, and will jointly hold a news conference for the solutions to launch market promotion activities for the cooperation project. Refer to "Appendix 3: Marketing plan".

     E. MARKET PROMOTION ACTIVITIES
     Both parties unanimously agree that effective marketing activities can actively push forward further exploration into the customers' requirements and find out sales potentials. Therefore both parties have jointly made the following arrangements with respect to the marketing activities during the term of the agreement:
     1) Technical seminar within the industry: no less than 4 times a year.
     2) Two dimensional advertisement: twice a year.
     3) Large scale industrial exhibition: once a year.

     As for the cost arising from the above-mentioned activities, both parties will discuss it separately in accordance with the actual situations.

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  F. ROUTINE INSPECTION MECHANISM
      Senior leaders of both parties will hold at least one working meeting every half year, listen to the opinions from both sides, sum up the cooperation work and revise market promotion plan. Inspections by the sales teams of both parties will be carried out once every two weeks. The responsible members of both parties will conduct the meetings and determine the contents of the meetings.

5. EFFECTIVENESS OF THE AGREEMENT AND DEFAULT
   The agreement is made in two identical copies, and both have equally legal effect. The agreement shall become effective on the date when the authorized representatives from both parties sign it and put the official seals on it. Early termination of the agreement shall be in accordance with the terms and conditions of the agreement or approved in writing by both parties. The term of the agreement is specified in Section 2.
   Either party shall be deemed as breach of the agreement under the following situations: 1) Either party has violated the non-disclosure obligations set forth in Section 6 without the written approval from the other party (including, but not limited to, the disclosure of the other party's confidential information to the unrelated third party); 2) If either party has violated the agreement to recommend the third party's product, which is competitive with the cooperation products, to the customers within the cooperation sphere, it shall be deemed as serious breach of the agreement; 3) If either party has not fully implemented its obligations in time or violated any terms and conditions of the agreement, and has not taken any remedial measures within 30 days after receiving the written notice from the other party; 4) or due to bankruptcy, exemption of debtor's debt or transfer of creditor's rights and interests, or out of business, or entering into bankruptcy, reorganization, arrangement, insolvency or entering into liquidation procedure or other procedure, and the procedure not terminated within 30 days after the procedure starts, or violation of relevant laws and regulations and business ethics in performing the agreement. If one party has violated the agreement, the other party has the right to terminate the agreement and has the right to exercise all the rights and remedial measures in accordance with the agreement. The remedial measures by both parties can be exercised at the same time or separately, and moreover the exercising of any kind of remedial measures is not the choice of this kind of remedial measure, which does not exclude the exercising of any other remedial measure. Except for the claims arising from the infringement of intellectual property rights or violation of the non-disclosure obligations, any party shall not compensate the other party for any indirect damages, no matter the damage claims are based on the contract, pirate or other legal relationship.
   If any one of the above-mentioned situations occurs, it will cause both parties to terminate the agreement and seek for cooperation from a third party.

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6. CONFIDENTIALITY
   Both parties promise that nothing herein contained shall be divulged to any third party or unauthorized person of its own company without the prior written consent
  Both parties agree that within the time limit of this agreement and 2 years after its expiration, all information received or obtained under this agreement, which, the other party believes, is confidential, shall be considered as proprietary information and to be held confidential ("confidential information"). Both parties agree to pay a proper attention to preventing all confidential information from being disclosed or used without authorization, just as to protect its own similar sensitive confidential information. When it is necessary to disclose, confidential information, it shall be marked with the word of "secret" or "confidential", If it is orally disclosed, the disclosing party shall declare that it is confidential information at the time of disclosure, and within 30 days after the oral disclosure, issue a written confirmation to the receiving party to summarize the contents of confidential information disclosed. Both parties agree that the confidential information shall be used only for performance of obligations under the terms of this agreement. Unless otherwise agreed in this agreement, the agreement has not expressly or implicitly granted, assigned or allowed one party's trademark, invention, copyright or other intellectual property to be used by the other party. All the confidential information is the property of the information disclosing party. In case of termination of the agreement and at the either party's request, the other party shall return the confidential information to the requesting party, including all the photocopies. Both parties agree that the confidential information shall be destroyed when it is no longer necessary. Provided that the above mentioned regulations are not affected, either party shall be liable for confidential information under the following conditions:
     (a) The confidential information had already been owned by the other party before the non-disclosure obligation is enforced;
     (b) The confidential information is made public without any party's fault;

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     (c) It is legally obtained from a third party who has the right to provide information without breaching this agreement;
     (d) It is developed independently without using any confidential information of the other party; or
     (e) In the event the information is required to be disclosed by the court order, or by government or administrative competent agencies with legal jurisdiction on one party.

7. MISCELLANEOUS

   7.1 ADVERTISEMENT AND USE OF COMPANY NAME
 Neither party shall be allowed, without prior written consent by the other party, to directly or indirectly use the name of company and product logo of the other party, or mention the other party or any its sub-companies on any advertisement, press or special or trade publications. No details of business shall be divulged to any third party without the prior written agreement by the other party.

   7.2 NON-ENLISTMENT
       Both parties agree that without prior written consent by the other party, within the term of this agreement and one year after its expiration, either party shall not directly enlist, provide employment opportunity, hire or retain any staff, advisers, subcontractors or other agents of the other party, related to performing this agreement. However, this article does not prohibit one party to hire them in the time of its conventional obligation and in the normal enrollment process not specially aimed at these persons based on their influence, or they contact with this party on their own

   7.3 FORCE MAJEURE
      Neither party shall be liable for delays in performing this agreement or failure to perform due to an occurrence or causes beyond its commercial reasonable control. Such delays shall include, but not be limited to, war, fires, earthquake, explosion, flood or other natural calamities, government's law, acts, order or regulations, strikes or labor problems, provided that the delays mentioned above are not caused by the delayed party's error or fault. Any occurrence or causes of delay shall continue only to within the time in which the event is beyond delayed party's commercial reasonable control. However, the delayed party agrees that commercial reasonable efforts shall be used to relief the delay caused by occurrence of any events which is beyond delayed party's commercial reasonable control. The delayed party shall promptly notify in written form the other party upon occurrence of any Force Majeure event and advice it of schedule to resume to perform.
       In case the Force Majeure causes delay more than 90 days, any party can terminate this agreement.

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   7.4 NOTICES
       When notices sent by any party at addresses mentioned under this agreement or other addresses readily advised of by both parties are delivered or sent by hand, or fax (a photocopy is provided later on) to the other party, it shall be deemed received one day after sending by express courier service, or two (2) days after sending by registered mail, postage prepaid. Both parties agree that notices in intact form sent by fax shall be treated as "original" document, except that the truth of document is doubted.

   7.5 LEGAL JURISDICTION
       This agreement shall be subjected to legal jurisdiction of the people's Republic of China.

   7.6 NON SPECIFIED MATTERS
       Both parties agree that all the non-specified matters relating to this agreement and dispute arising out of performing this agreement shall be resolved by holding friendly negotiation by both parties, In the event such efforts fail, any party can institute legal proceedings to the people's court at the residential area of the accused

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APPENDIX I SOLUTION MUTUALLY DECIDED BY BOTH PARTIES
APPENDIX II NAME LIST OF TEAM MEMBERS OF PARTY A AND PARTY B
APPENDIX III MARKETING PLAN
APPENDIX IV LIST OF TARGET PROJECTS:
     1. EDUCATIONAL & TECHNOLOGICAL EQUIPMENT DIVISION, CHANGCHUN CITY, JILIN The sky-net solution shall be adopted, which shall provide services to 300 rural secondary and primary schools in Changchun City with satellite resources receiving and application system, and shall be completed by 2003.
        Person in charge of Tengtu: Lu yunfei
        HP sales: Lianghong

     2. SHANXI BAOJI SCHOOL-TO-SCHOOL LINK PROJECT GROUND NET BROAD BAND SERVICE PROVIDERPROGRAM Ground-net solution shall be adopted, which involves more than dozens of education bureaus at county level in Baoji city, each county has 2 sets of resources servers and website servers. This solution has already been implemented one after another.
        Person in charge of Tengtu: Wu Aijun
        HP sales: Wang Yuxin

     3. SICHUAN URBAN AREA NETWORK RESOURCES CENTER PROJECT Ground-net solution shall be adopted, which shall be commenced by the end by this year and implemented at beginning of next year, and involves more than twenty cities of Sichuan province.

     4. GUANGXI CHAIRMAN PROJECT, PHASE II OF COMPULSORY EDUCATION PROJECT PC project
        Teams from both parties shall communicate with each other regularly and readily update the List of Target Projects.

APPENDIX V GLOBALLY RECOGNIZED-HP CERTIFIED PROFESSIONAL (A
CERTIFICATION CREDENTIALS ACCOMPANYING YOU TO EVERYWHERE OVER THE
WORLD)


       1. MINIMUM REQUIREMENTS FOR PARTNERSHIP OF HP ENTERPRISE SYSTEM GROUP-HP CERTIFIED PROFESSIONAL

         We require the corresponding personnel of our co-operative cooperation to be familiar with and proficient at HP product and technical expertise, and have HP certified professional credentials.
     1.1 HP enterprise system group authorized high value-added distributor
         (PA Distributor):
     o  HP sales certification:                                    *2 (ASP)
     o  HP pre-sales consultant certification:                     *2 (APP)
     o  HP engineer technical integration certification or HP engineer operating
        systems certification:                                     *2
     1.2 HP enterprise system group high value-added distributor  (PA VAR):
     o  HP sales certification:                                    *2 (ASP)
     o  HP pre-sales consultant certification:                     *2 (APP)
     1.3 HP enterprise system group adaptive reseller (AR - Adaptive Reseller):
     o  HP sales certification:                                    *1 (ASP)
     o  HP pre-sales consultant certification:                     *1 (APP)

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2. GLOBALLY RECOGNIZED - HP CERTIFIED PROFESSIONAL


     Today's business environment requires employers to fill their IT positions with a proficient and productive workforce. As demand for skilled IT professionals has outstripped supply, certification has evolved to become a measurement that helps organizations with their hiring decisions.


     According to the latest IDC report, in every three servers running in the world, one of them is the HP server. Therefore, if you are succeeded in the efforts to be a HP certified professional, you will become a very valuable IT specialist. Either employers or customers call on you to keep their information systems running.


     VALUE TO CANDIDATES
     The HP Certified Professional program provides a framework for the professional development of the individual by:

     o Prescribing technical skills and competency requirements essential to ensure that an individual is proficient and effective in the delivery of HP solutions and services

     o Increasing an individual's credibility and providing a competitive edge with certification credentials

     o Encouraging employers to value the strategic advantage that comes from maintaining a staff of trained and certified professionals Enhancing proficiency and career viability


     VALUE TO EMPLOYERS
     The HP Certified Professional program offers the employer a "certification resource" for identifying skills and managing the development of professionals they employ by:

     o Incorporating certification as a differentiator in recognizing staff for promotions and salary increases

     o Providing outstanding and consistent service which benefits the company and provides:

     o  Better customer satisfaction

     o  Improved competitive advantage

     o Better professional and technical expertise, attract more profitable projects


     VALUE TO CUSTOMERS


     The HP Certified Professional program makes a significant contribution in delivering the benefits customers are typically looking for in an professional and comprehensive IT solution and service:

     o  Better customer satisfaction

     o  Reduced management risk

     o  Certified competence of IT professional service


3. - HP CERTIFIED PROFESSIONAL PROGRAM (HPCP-HP CERTIFIED PROFESSIONAL)

     o  HP sales certification (Asia Pacific Partnership Academy-APPA)

     o  ASP (Accredited Sales Professional)

     o  ASC (Accredited Sales Consultant)

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     o  HP pre-sales consultant certification(Asia Pacific Partnership
        Academy-APPA)

     o  APP (Accredited Presales Professional)

     o  APC (Accredited Presales Consultant)




     o HP engineer technical integration certification (HP training department-HPE)

     o  APS (Accredited Platform Specialist)

     o  AIS (Accredited Integration Specialist)

     o  ASE (Accredited Systems Engineer)

     o  MASE (Master Accredited Systems Engineer)




     o HP: engineer operating systems certification (HP training department-HPE)

     o  CSA (Certified Systems Administrator)

     o  CSE (Certified Systems Engineer)





   4. HOW TO BECOME HP CERTIFIED PROFESSIONAL?

                                [OBJECT OMITTED]

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From left to right and top to bottom:


Partnership        Sales certification


Pre-sales consultant certification   Partnership Academy
                                                       Integration certification


Operating systems certification           HP training department


Application for appropriate training course


Select the testing center nearby on the website of Prometric Certification Center to take exams


Passed the examination, officially become HP Certified Professional





5. Detail Courses of Certification- Asia Pacific Partnership Academy-APPA

   o  HP sales certification

        -  Business critical server sales course

     o  Power on Sales - I

     o  Business Critical Server Sales solution - I (ASP)

     o  Integrity Super dome Sales (Mulit-OS) - II (ASC)

     o  Itanium Sales - I

     o  Business Critical Server Sales Solution (Linux/Windows) - I (ASP)

     o  Superdome Sales (Linux/Windows) - II (ASC)




        - Network storage solution sales courses

     o  Selling Networked Storage Solutions - I (ASP)

     o  Selling Business Class Storage Solutions - I (ASP)

     o  Selling Enterprise Storage Solutions - II (ASC)

     o  Selling Business Value of HP Solutions - II

     o  Selling XP Disk Array Family - III (ASC)

   o  HP pre-sales consultant certification

        -  Business critical server pre-sales course

     o  Power on Technical - I

     o  Business Critical Server Technical Solutions - I (APP)

     o  Superdome Technical - II (APC)

     o  Superdome Services - III (APC)

     o  Itanium Technical - I

     o Business Critical Server Technical Solutions (Integrity Servers - Windows) - I (APP)

     o  Superdome Technical (Integrity superdome Server - Windows) - II (APC)

     o  Superdome Services - III (APC)

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        - Network storage solution pre- sales course

     o  Network Storage Solutions - I (APP)

     o  Enterprise Virtual Array Workshop - II (APC)

     o  HP SV3000 Technical Essentials - III (APC)

     o  HP Open View Storage Area Manager Fundamentals - II (APC)

     o  HP Disk Array XP Family Technical Pre-sales - III (APC)


6. Detail Courses of Certification - HP training department-HPE

     o  HP engineer technical integration certification

   - AIS (Accredited Integration Specialist)

     o  AlphaServer + Linux

     o  AlphaServer + OpenVMS

     o  AlphaServer + Tru64 UNIX v5

     o  NonStop Systems

     o  OpenView Data and Storage

     o  OpenView Network Services

     o  OpenView Service Management

     o  OpenView Systems and Servers

     o  ProCurve Networking

     o  ProLiant + Linux

     o  ProLiant + NetWare

     o  ProLiant + Windows

     o  StorageWorks

   - ASE (Accredited Systems Engineer)

     o  OpenView Data and Storage

     o  OpenView Network Services

     o  OpenView Service Management

     o  OpenView Systems and Servers

     o  ProLiant + Windows

     o  StorageWorks


o HP: engineer operating systems certification

   - CSA (Certified Systems Administrator)

     o  HP-UX

     o  True64 Unix

     o  OpenVMS

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   - CSE (Certified Systems Engineer)

     o  HP-UX

     o  True64 Unix

     o  OpenVMS

     o  NonStop Kernel


7. Matters Needing Attention in Certification Exams Pre-Exams and Application


     7.1 location of testing: HP has authorized the US Prometric Company to conduct certification examination. The Prometric Company is a company specialized in computer online test, which has many teat centers set up in China (Telephone number of Beijing office: 010-82617799, 82619995 For the detail contact method with the test center and application procedure, you can login www.prometric.com.cn)o Test fee for each course is 625yuan (USD75)o


     7.2 Carefully and correctly fill in the relative information: When entering the registration information, as the information must be entered in English, so name and mail address of company must be uniformly and properly entered. For example, "NewSun" and Chinese phonetic alphabet "XinTaiYang" shall be considered as two companies, in searching and polling, the identifying shall be conducted only based on the formal English name (e.g. "NewSun") that is in the contract signed by your company with HP. Enter the correct mail address of company to avoid the loss of credentials when mailed. If you don't enter the information above-mentioned, we will be unable to inquire about your records.


     7.3 Pay attention to difference between "first name" and "last name", and keep them unchanged in the subsequent examination, some candidates entered reversed contents above in the different examinations, as result we were very difficult in searching and polling o


     7.4 Time to take examination: The examination questions are valid for 24 hours, so once you confirm the date you take examination, which shall not be changed. For the concrete arrangement, please contact the local testing center.


     7.5 Certification credentials: Take the proctored exams at an Authorized Prometric Testing Center. Upon completion of your exam, you will receive your exam results, then you register your personal details on the website http://www.hp.com/go/certification/ap, you will receive global certification credentials one and half month later. Keep well your exam results or certification credentials for our checking


     8. Online Registration of Personal Details and submission of relevant credentials

     8.1. Online registration: To receive the relevant credentials of hpcp, it is also necessary to select, on the web site http://www.hp.com/go/certification/ap, program administration->apply for certification, select types of credentials (Sales: Presales:
        Integration: Operating Systems: ), relevant product platform, for example: Alpha Server Systems, Proliant(TM) Servers etc. After receiving the permit agreement, provide the personal details.


     8.2 Fax or mail of examination score and relevant certification credentials of Prometrics:


In order to ensure that your application can be timely processed, submit Prometric examination score reports and relevant certification credentials to HP by fax or mail (e.g. Proliant(TM) Servers ASE requires MCSE credentials) within 24 hours after online registration:


       1) HPCP Program Administrator


       HP Certified Professional Program-Asia Pacific


       18 Little Cribb St             PO Box 1406


       Milton Qld 4064


       Australia


       2) or  Hewlett-Pakard (China) Co., Ltd:


       F/10, 112 Jianguo Road , Chaoyang District, Beijing, Post Code 100022


       Person to contact: Si Yue


       Tel: 010-65643888   Fax: 010-65668236


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